SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                           The Securities Exchange Act


                                  March 4, 2000
                                 Date of Report
                           (Date of Earliest Reported)


                          MILLENIUM HOLDING GROUP, INC.
                   (Formally known as Amex System Corporation)
                         (Name of Small Business Issuer)


     NEVADA                       0-28413                      88-0109108
------------------              ------------             ----------------------
(State of Employer              (Commission              (I.R.S. Identification
 Incorporation)                 File Number)                     Number.)


                       3800 Old Cheney Road Suite 101-222
                                Lincoln, NE 68516
           -----------------------------------------------------------
           (Address of Principal Executive Offices Including Zip Code)


                          6030 Village Drive, Suite 200
                               Lincoln, NE 68516)
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


                                 (402) 434 5690
                         -------------------------------
                         (Registrant's Telephone Number)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     Pursuant to the acquisition of assets as reported in an 8 K filed on February 18, 2000, Mr. Richard Ham, the President of the company, is now the holder of 1,468,436 (restricted) common shares of the company which is 64.6% of the amount issued. Mr. Ham has filed the required Schedule 13D on March 6, 2000.

ITEM 5. OTHER EVENTS

     The Board of Directors has approved a 5 for 1 forward stock split. The Record Date shall be March 13, 2000 and the Pay Date shall be March 20, 2000.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Millenium Holding Group, Inc.



March 4, 2000                          By: /s/ Richard L. Ham
                                          --------------------------------------
                                          Richard L. Ham, Director and President